UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2005
INTERNATIONAL SPEEDWAY CORPORATION (Exact name of registrant as specified in its charter)
FLORIDA	O-2384	59-0709342
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA	32114
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (386) 254-2700

No Change
(Former name or address, if changed since last report)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition,
Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure
Section 8 - Other Items
Item 8.01 Other Items

The Company issued a press release on October 6, 2005 which reported results for the third quarter and nine months ended August 31, 2005, and updated guidance for the full year ending November 30, 2005

A copy of the release is attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The exhibits listed below shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
INTERNATIONAL SPEEDWAY CORPORATION (Registrant)
Date:	10/06/2005

/s/ Glenn R. Padgett

Glenn R. Padgett, Vice President, Chief Counsel - Operations, & Assistant Secretary